Supplement dated May 22, 2013
to the current Statement of Additional Information (“SAI”)

of Prudential Investment Portfolios 9 (“Funds”)
_____________________________________________________________________________________

The SAI is revised as follows:

In Part I of the SAI, in the section entitled “Management and Advisory Arrangements/Additional Information about Portfolio Manager-Other Accounts and Ownership of Fund Securities”, the table is hereby deleted and the following new table is substituted:

Portfolio Managers: Information About Other Accounts—Prudential International Real Estate Fund
Subadviser	Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Fund Ownership
Prudential Real Estate Investors	Marc R. Halle	3/$1,904,922,304	1/$54,146,717	7/ $269,665,023	None
	Rick J. Romano	3/$1,904,922,304	1/$54,146,717	7/ $269,665,023	None
	Gek Lang Lee	3/$1,904,922,304	1/$54,146,717	7/ $269,665,023	None

LR477